                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                                    FORM 8-K



   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of the Report: April 17, 1998                    Commission File No. 019020


                          OPTIMA PETROLEUM CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

CANADA                                                  98-0115468
(State of Incorporation)                    (I.R.S. Employee Identification No.)

#600 - 595 HOWE STREET
VANCOUVER, BRITISH COLUMBIA, CANADA                                   V6C 2T5
(Address of Principal Executive Offices)                           (Postal Code)

                                 (604) 684-6886
               (Registrant's Telephone Number Including Area Code)

ITEM 2 - ACQUISITION OF ASSETS

Whereas the Company reported on Form 8-K filed February 28, 1998 that it had entered into a definitive agreement with American Explorer, L.L.C. of Lafayette, Louisiana, in accordance with regulatory disclosure requirements, it has attached pro forma financial statements for the 1996 and 1997 fiscal years reflecting the combination of the Company with American Explorer, L.L.C. The merger is subject to approval by Optima shareholders, U.S. and Canadian regulatory authorities and customary conditions of closing.

ITEM 7 - EXHIBITS

        NO.                  DESCRIPTION
        7.2                  Pro Forma Financial Statements of Optima Petroleum
                             Corporation as at December 31, 1997 and for the
                             years ended December 31, 1997 and 1996. (Unaudited
                             - see Compilation Report)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

April 17, 1998

OPTIMA PETROLEUM CORPORATION


/s/ RONALD P. BOURGEOIS
----------------------------
Ronald P. Bourgeois,
Chief Financial Officer

                       Pro Forma Financial Statements of

                       OPTIMA PETROLEUM CORPORATION

                       As at December 31, 1997 and
                       For the Years Ended December 31, 1997 and 1996 (Unaudited - see Compilation Report)

COMPILATION REPORT

The Board of Directors
Optima Petroleum Corporation

We have reviewed, as to compilation only, the accompanying pro forma consolidated balance sheet of Optima Petroleum Corporation as at December 31, 1997 and the pro forma combined statements of operations of Optima Petroleum Corporation and American Explorer LLC for the years ended December 31, 1997 and 1996. These pro forma financial statements have been prepared for inclusion in the information circular relating to the issuance of 7,335,001 common shares of Optima Petroleum Corporation on its merger with American Explorer LLC. In our opinion, the pro forma consolidated balance sheet and the pro forma combined statements of operations have been properly compiled to give effect to the proposed transactions and assumptions described in Note 2 thereto.


/s/ KPMG
---------------------
Chartered Accountants

Vancouver, Canada
April 3, 1998

OPTIMA PETROLEUM CORPORATION

Pro Forma Balance Sheet
December 31, 1997

================================================================================================================================
                                                                                                                     Pro Forma
                                                    OPC               AMEX        Adjustments          Notes        Consolidated
--------------------------------------------------------------------------------------------------------------------------------
ASSETS

CURRENT
  Cash and cash equivalents                    $  5,660,354      $    246,610                                       $  5,906,964
  Cash in trust                                     715,250                --                                            715,250
  Accounts receivable                             2,220,151         2,100,443                                          4,320,594
  Note receivable - current portion                 129,861                --                                            129,861
--------------------------------------------------------------------------------------------------------------------------------
                                                  8,725,616         2,347,053                                         11,072,669

OTHER
  Cash held in trust                                703,996         1,109,356                                          1,813,352
  Advances to operators                             547,200                --                                            547,200
  Note receivable - long term portion               265,077                --                                            265,077
  Petroleum and natural gas interests,
    full cost method                             17,695,968        10,692,975     $  6,504,228      2(a)              36,788,871
                                                                                     1,895,700      2(b)
  Deferred charges                                  205,486                --                                            205,486
--------------------------------------------------------------------------------------------------------------------------------
                                               $ 28,143,343       $14,149,384                                       $ 50,692,655
================================================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT
  Accounts payable and accrued liabilities     $    868,796      $  3,515,714                                       $  4,384,510
  Current portion of long-term debt                      --         2,574,900                                          2,574,900
--------------------------------------------------------------------------------------------------------------------------------
                                                    868,796         6,090,614                                          6,959,410
REVENUE IN DISPUTE                                1,023,998                --                                          1,023,998

LONG-TERM DEBT                                      143,050         2,288,800                                          2,431,850

SITE RESTORATION AND ABANDONMENT                    369,297                --     $  1,895,700      2(b)               2,264,997

SHAREHOLDERS' EQUITY
  Share capital                                  30,891,689                --       12,274,198      2(a)              43,165,887
  Contributed surplus                               608,222                --                                            608,222
  Deficit                                        (5,761,709)        5,769,970       (5,769,970)     2(a)              (5,761,709)
--------------------------------------------------------------------------------------------------------------------------------
                                                 25,738,202         5,769,970                                         38,012,400
--------------------------------------------------------------------------------------------------------------------------------
                                               $ 28,143,343       $14,149,384                                       $ 50,692,655
================================================================================================================================



See accompanying notes to pro forma financial statements.

OPTIMA PETROLEUM CORPORATION

Pro Forma Statement of Operations
December 31, 1997

====================================================================================================================================
                                                                                                                          Pro Forma
                                                            OPC              AMEX         Adjustments        Notes        Combined
------------------------------------------------------------------------------------------------------------------------------------

OPERATING INCOME


  Petroleum and natural gas sales                       $ 7,649,415      $ 9,403,334      $ 3,806,465      2(f)         $20,859,214
  Royalties and production taxes                          2,581,196          361,396        3,806,465      2(f)           6,749,057
  Operating costs                                         1,018,211        3,279,187                                      4,297,398

------------------------------------------------------------------------------------------------------------------------------------
                                                          4,050,008        5,762,751                                      9,812,759

EXPENSES

  General and administrative                              1,691,779          550,768                                      2,242,547
------------------------------------------------------------------------------------------------------------------------------------

EARNINGS BEFORE INTEREST,
  DEPLETION, DEPRECIATION,
      AMORTIZATION AND INCOME TAXES                       2,358,229        5,211,983                                      7,570,212

  Depletion and depreciation                              4,269,745        3,898,106        1,303,345      2(c)           9,471,196
  Provision for revenue dispute                           1,023,998               --                                      1,023,998
  Gain on sale of Canadian petroleum
    and natural gas interests                              (518,025)              --                                      (518,025)
  Interest and other revenue                               (250,916)         (62,124)                                     (313,040)
  Foreign exchange gain                                    (259,315)         (43,035)                                     (302,350)
  Interest and bank charges                                 188,468           77,870                                        266,338
  Amortization of deferred financing costs                   68,494               --                                         68,494
  Write-down of petroleum and natural gas interests       2,520,000               --                                      2,520,000
------------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                        (4,684,220)       1,341,166                                     (4,646,399)

Income taxes                                                151,000               --          480,300      2(d)             151,000
                                                                                             (480,300)     2(e)
------------------------------------------------------------------------------------------------------------------------------------

NET INCOME (LOSS) FOR THE YEAR                          $(4,835,220)     $ 1,341,166                                    $(4,797,399)

====================================================================================================================================
NET INCOME (LOSS) PER
  COMMON SHARE (Note 3)                                 $     (0.43)             N/A                                    $     (0.26)
====================================================================================================================================



See accompanying notes to pro forma financial statements.

OPTIMA PETROLEUM CORPORATION

Pro Forma Statement of Operations
December 31, 1996

===============================================================================================================================
                                                                                                                    Pro Forma
                                                    OPC              AMEX          Adjustments         Notes         Combined
-------------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME


  Petroleum and natural gas sales              $ 12,862,701      $  6,169,037      $  2,795,460      2(f)          $ 21,827,198
  Royalties and production taxes                  2,887,096           368,389         2,795,460      2(f)             6,050,945
  Operating costs                                 1,649,650         1,940,903                                         3,590,553
-------------------------------------------------------------------------------------------------------------------------------


                                                  8,325,955         3,859,745                                        12,185,700

EXPENSES

  General and administrative                      1,663,411           391,226                                         2,054,637
-------------------------------------------------------------------------------------------------------------------------------


EARNINGS BEFORE INTEREST,
  DEPLETION, DEPRECIATION,
      AMORTIZATION AND INCOME TAXES               6,662,544         3,468,519                                        10,131,063

  Depletion and depreciation                      5,661,205         1,537,791           866,821      2(c)             8,065,817
  Interest and other revenue                        (26,095)          (87,957)                                        (114,052)
  Foreign exchange gain                              (3,789)           (9,308)                                         (13,097)
  Interest and bank charges                         685,942           231,162                                           917,104
  Amortization of deferred financing costs           68,494                --                                            68,494
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                   276,787         1,796,831                                         1,206,797

Income taxes                                         48,214                --           661,400      2(d)                48,214
                                                                                       (661,400)     2(e)

-------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) FOR THE YEAR                 $    228,573      $  1,796,831                                      $  1,158,583
===============================================================================================================================

NET INCOME (LOSS) PER
  COMMON SHARE (Note 3)                        $       0.02               N/A                                      $       0.06
===============================================================================================================================



See accompanying notes to pro forma financial statements.

                          OPTIMA PETROLEUM CORPORATION

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
                               (CANADIAN DOLLARS)
                                   (UNAUDITED)

1.          BASIS OF PRESENTATION

            The accompanying unaudited pro forma financial statements of Optima Petroleum Corporation ("OPC") have been prepared by management in accordance with accounting principles generally accepted in Canada.

            The pro forma statements have been prepared from the audited consolidated financial statements of OPC for the years ended December 31, 1997 and 1996 and from audited financial statements of American Explorer, LLC ("AMEX") for the years ended December 31, 1997 and 1996, together with other publicly available information. In the opinion of management, these pro forma statements include all adjustments necessary for fair presentation.

            The pro forma statements do not include the financial position and results of operations of Goodson Exploration Company, NAB Financial, L.L.C. or Dexco Energy, Inc., all of which will be acquired under the proposed acquisition, as all assets and liabilities of these companies, except for their investments in AMEX, will be removed immediately prior to the acquisition.

            The audited financial statements of AMEX have been translated from U.S. dollars to Canadian dollars using the current rate method. Under this method, the balance sheet at December 31, 1997 is translated at a current exchange rate at this date of $1.4305 and the statements of operations are translated at the average exchange rate for the year presented (1997 - $1.3846; 1996 - $1.3635).

            The pro forma statements are not necessarily indicative of either the results of operations that would have occurred for the year ended December 31, 1997, or of the results of operations expected in 1998 and future years. In preparing these pro forma statements, no adjustments have been made to reflect the operating synergies and general and administrative cost savings expected to result from consolidating the operations of OPC and AMEX.

            These pro forma statements should be read in conjunction with the audited consolidated financial statements and notes thereto of OPC and the audited financial statements and notes thereto of AMEX for the years ended December 31, 1997 and 1996.

2.          PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

            The pro forma consolidated balance sheet gives effect to the acquisition of AMEX and the share issue as at December 31, 1997. The pro forma combined statements of operations for the year ended December 31, 1997 gives effect to the acquisition and the share issue as of January 1, 1997, including adjustments in respect to certain transactions that may not occur in future years. The pro forma combined statement of operations for the year ended December 31, 1996 gives effect to the acquisition and the share issue as of January 1, 1996, including adjustments in respect of certain transactions that may not occur in future years.

            These pro forma statements give effect to the following assumptions and adjustments:

            a) Accounting for the acquisition of AMEX is by the purchase method of accounting. The following table shows the assumptions made with respect to the allocation of the aggregate purchase price to AMEX's net assets and the adjustments necessary to their historical cost carrying value. Included as part of the adjustments is the elimination of AMEX's shareholders' equity of $5,769,970.

                        NET ASSETS ACQUIRED

                        Current assets                                                                $  2,347,053
                        Petroleum and natural gas interests, at historical cost                         10,692,975
                        Other assets                                                                     1,109,356
                        Current liabilities                                                             (6,090,614)
                        Long term debt                                                                  (2,288,800)
                                                                                                      ------------
                                                                                                         5,769,970
                        Excess purchase price, attributed to petroleum and natural gas interests         6,504,228
                                                                                                      ------------

                        Total consideration                                                           $ 12,274,198
                                                                                                      ============
                        CONSIDERATION COMPRISED OF

                        Share capital on issue of 7,335,001 shares at a fair value of $1.67           $ 12,274,198
                                                                                                      ============

            b)          Site Restoration and abandonment

                        This is to reallocate AMEX Site Restoration and Abandonment of $1,895,700 from Accumulated Depletion, Depreciation and Amortization to Site Restoration and Abandonment on the balance sheet as required under Canadian Generally Accepted Accounting Principles.

                                                                                    Year Ended       Year Ended
                                                                                    Dec. 31/97       Dec. 31/96
                                                                                    ----------       ----------
            c)          Depletion and depreciation

                        Increased depletion and depreciation expense
                        resulting from the higher cost base on acquisition
                        of AMEX's petroleum and natural gas interests:              $1,303,345        $  866,821
                                                                                    ==========        ==========

            d)          Income taxes

                        To record deferred income taxes on income
                        of AMEX.                                                    $ 480,300        $ 661,400
                                                                                    =========        =========

            e)          Income taxes

                        To reduce deferred income taxes of AMEX to
                        reflect the utilization of OPC's losses carry forward.      $(480,300)       $(661,400)
                                                                                    ==========       ==========

            f)          Gross up to working interest

                        To gross-up AMEX petroleum and natural gas sales from
                        net revenue interest reporting to working interest
                        reporting in accordance with OPC's financial
                        statement presentation.                                     $3,806,465       $2,795,460
                                                                                    ==========       ==========

3.          PER COMMON SHARE INFORMATION

            Pro forma net income (loss) per common share has been calculated using the weighted average number of OPC common shares outstanding during the years ended December 31, 1997 and 1996 plus the additional OPC common shares that were issued pursuant to the AMEX acquisition and to be issued pursuant to this offering, all as if the additional common shares were outstanding at the beginning of each year.